UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 27, 1999


                          Block Mortgage Finance, Inc.
             (Exact name of registrant as specified in its charter)


      Delaware                      333-65215                 43-1758633
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
of incorporation)                                           Identification)


             4435 Main Street, Suite 500, Kansas City Missouri     64111
                  (Address of principal executive offices)      (zip code)


       Registrant's telephone number, including area code: (816) 932-4960


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Item 7.         Financial Statements, Pro Forma Financial
                Information and Exhibits

Exhibit 5.1 Opinion of Morrison & Hecker L.L.P. re: Legality relating to the Block Mortgage Finance Asset Backed Certificates, Series 1999-2.

Exhibit 8.1 Opinion of Brown & Wood, L.L.P. re: Tax Matters relating to the Block Mortgage Finance Asset Backed Certificates, Series 1999-2.

Exhibit 23.1    Consent of Counsel Morrison & Hecker L.L.P.
                Contained in Document under Exhibit 5.1.

Exhibit 23.2 Consent of Counsel Brown & Wood, L.L.P. Contained in Document under Exhibit 8.1.

Exhibit 23.3    Consent of PricewaterhouseCoopers LLP.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          BLOCK MORTGAGE FINANCE, INC.

                          By: /s/ Bernard J. Rhoads
                              --------------------------------------
                          Name:  Bernard J. Rhoads
                          Title: Vice President

Date:   October 27, 1999